UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
 of the Securities Exchange Act of 1934
(Amendment No. ___)

Check the appropriate box:
☐	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☑	Definitive Information Statement.

LEGACY COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
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5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

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2)	Form, schedule or registration statement no.:
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LEGACY COMMUNICATIONS CORPORATION
210 North 1000 East
St. George, Utah 84770

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS
IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS
July 16, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding voting interests on the close of business as of June 26, 2008 (the “Record Date”) approving the following actions.

1.	Declare a 20:1 reverse split of our common stock, $0.001 par value, effective as to shares outstanding as of July 16, 2008 effective as of July 26, 2008.

2.
Approve and adopt Amended and Restated Articles of Incorporation to provide for an increase in authorized capital following the Reverse Stock Split, issuance of both Common Stock and preferred stock in series as determined by the board of directors, creation of a classified board of directors, limitation of the liability of directors to the Company and the indemnification of directors and other persons, adoption of certain restrictions on calling special meetings of stockholders and nominating directors, and election to not be governed by certain provisions of Nevada law.

3.	Approve and adopt Amended and Restated Bylaws.

4.	Approve and Adopt the Legacy Communications Corporation 2008 Officer, Director, Employee and Consultant Stock Option, Stock Warrant and Stock Award Plan.

We are not asking you for a Proxy and you are requested not to send us a Proxy.

As of the close of business on the Record Date, there were 17,379,172 shares of our common stock outstanding and 40,000 shares of our Series A Redeemable Convertible Preferred Stock outstanding.  Each share of our common stock is entitled to one vote in connection with the matters described above and each share of our Series A Preferred Stock is entitled to 100 votes on the matters described above.  However, under the Certificate of Designations that created the Series A Preferred Stock, the aggregate voting interest of the Series A Preferred Stock is limited to 4.99% of the total voting interest.  Simultaneously with the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent 12,516,816 shares of the outstanding common stock and the holders of 40,000 shares of our Series A Preferred Stock, have indicated they will sign written consents approving the above actions on July 16, 2008.  As a result, the foregoing actions will be approved by the stockholders of the Company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement was first mailed on June 26, 2008 to the stockholders of record on the Record Date.

By Order of the Board of Directors,

/s/ E. Morgan Skinner, Jr.

St. George, Utah
June 26, 2008

APPRAISAL RIGHTS

None of the actions of the board of directors or the stockholders of the Company entitle any holders of our Common Stock to exercise a right of appraisal or redemption under the laws of the State of Nevada.  Holders of our Common Stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of the Company’s Common Stock and Series A Preferred Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock or Series A Preferred Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer at any time during the year ended December 31, 2007, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2007 and to whom the Company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the Company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on December 31, 2007, and (vi) all directors and officers as a group.  None of the directors, nominees, or officers of the Company owned any equity security issued by the Company’s subsidiaries.  Information with respect to officers, directors and their families is as of December 31, 2007 and is based on the books and records of the Company and information obtained from each individual.  Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of the Company’s principal executive office.

Name of Individual or Group	Common Stock		Percent of Class[1]	Preferred Stock	Percent of Class[1]	Total Voting Interest[1]	Percent of Total[1]

5% Stockholders

Three Irons LLC	-		-	40,000	100.0%	912,769	4.99%

Individual Directors and Nominees

E. Morgan Skinner, Jr.	6,468,408	[2]	37.2%	-	-	6,468,408	35.4%
Lavon Randall	6,013,408	[3]	34.6%	-	-	6,013,408	32.9%
Jeffrey B. Bate	350,000		2.0%	-	-	350,000	1.9%

Non-director Executive Officers

R. Michael Bull	787,000		4.5%	-	-	787,000	4.3%

All Directors, Officers and Nominees as a Group (4 Persons)
	13,604,316		78.3%	-	-	13,604,316	74.4%

1.
Based on a total of 17,379,172 shares of our Common Stock outstanding and 40,000 shares of our Series A Preferred Stock outstanding.  Under the terms of the Certificate of Designations creating the Series A Preferred Stock, the aggregate voting interest of the Series A Preferred is limited to 4.99% of the aggregate voting interests until such time as there are a total of 185,000 shares of Series A Preferred Stock outstanding.

2.	E. Morgan Skinner, Jr. is the trustee of Bear River Trust and beneficially owns 6,453,408 shares of our common stock under the Bear River Trust.

3.	Lavon Randall is the trustee of the Randall Family Trust and beneficially owns 6,013,408 shares of our common stock under the Randall Family Trust.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning the compensation received for services rendered to us during the fiscal years ended December 31, 2007 and 2006 by our Chief Executive Officer and each other executive officer during 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards ($)	All Other Compensation[1]	Total ($)

E. Morgan Skinner, Jr.	2007	$85,000	-	-	-	$85,000
CEO, President, and Director	2006	$85,000	-	$100,000	-	$185,000

Lavon Randall	2007	-	-	-	-	-
Treasurer and Secretary	2006	-	-	$100,000	-	$100,000

R. Michael Bull	2007	$85,000	-	-	-	$85,000
Chief Accounting Officer	2006	$85,000	-	-	-	$85,000

1.	Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation.

Our compensation and benefits programs are administered by our Board of Directors and intended to retain and motivate individuals with the necessary experience to accomplish our overall business objectives within the limits of our available resources.  Consequently, the guiding principles of our compensation programs are:

•	simplicity, clarity, and fairness to both the employee and the Company;
•	preservation of Company resources, including available cash; and
•	opportunity to receive fair compensation if the Company is successful.

Each element of our compensation program contributes to these overall goals in a different way.

•	Base Salary and Benefits are designed to provide a minimum threshold to attract and retain employees identified as necessary for our success.
•	Cash Bonuses and equity awards are designed to provide supplemental compensation when the Company achieves financial or operational goals within the limits of our available resources.

All compensation payable Chief Executive Officer and the other named executive officers is reviewed annually by the Board of Directors and changes or awards are approval by the Board of Directors.

Our executive officers have served for the last two fiscal years without significant cash compensation and have committed substantial personal resources to our continued operation.  We expect that such commitments will be repaid before any material increase in compensation is approved.

Board Compensation

The following table sets forth summary information concerning the compensation we paid to directors during the year ended December 31, 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

E. Morgan Skinner, Jr.	-	-	-	-	-
Lavon Randall	-	-	-	-	-
Jeffrey B. Bate	-	-	-	-	-

REVERSE STOCK SPLIT

General

The board of directors has approved a one-for-twenty reverse stock split (the “Reverse Stock Split”) with respect to shares of Common Stock outstanding as of July 16, 2008, subject to approval by the holders of a majority of the outstanding Common Stock and all of the outstanding Preferred Stock.  Fractional shares created by the Reverse Stock Split will be rounded up to the next whole share.

Vote Required

The Reverse Stock Split may be adopted by the board of directors without the approval of the Common Stock or the Preferred Stock.  However, the board of directors has made the Reverse Stock Split subject to approval by the holders of a majority of the outstanding Common Stock and all of the outstanding Series A Preferred Stock.  The holders of 12,516,816 shares of our Common Stock (constituting 72.0% of the Common Stock outstanding) and 40,000 shares of our Series A Preferred Stock (constituting 100.0% of the Series A Preferred Stock outstanding) have indicated that they will approve the Reverse Stock Split by written consent on July 16, 2008.

Effect of the Reverse Stock Split

The number of stockholders of record will not be affected by the Reverse Stock Split.  The number of shares of our outstanding Common Stock will be reduced following the effective date of the Reverse Stock Split to approximately 868,960 and the number of shares of our Common Stock which we are authorized to issue will be reduced to 2,500,000 shares.  The par value of our outstanding Common Stock will not be affected and will remain at $.001 per share.  The difference between the aggregate par value of the outstanding shares of Common Stock before the Reverse Stock Split and the aggregate par value of the outstanding Common Stock after the Reverse Stock Split will be approximately $16,510, which amount will be transferred on the balance sheet of the Company from Common Stock to Paid-in Capital.

Our Series A Preferred Stock contains a provision that prevents the adjustment of the conversion ratio in the event of a reverse stock split or combination.  Accordingly, the conversion ratio of the Series A Preferred Stock will remain unaffected by the Reverse Stock Split and, subject to the conversion limitations contained in the Certificate of Designations that created the Series A Preferred Stock, each outstanding share of Series A Preferred Stock will be convertible into 200 shares of our Common Stock after the Reverse Stock Split.

We currently have no intention of going private.  This proposed Reverse Stock Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act.  Moreover, the Reverse Stock Split does not increase the risk of us becoming a private company in the future.  We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 following the Reverse Stock Split of our common stock.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the Reverse Stock Split.

The following description of the material federal income tax consequences of the Reverse Stock Split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement.  Changes to the laws could alter the tax consequences described below, possibly with retroactive effect.  We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split.  This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies).  The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides.  You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the likely federal income tax effects of the Reverse Stock Split will be that a stockholder who receives a reduced number of shares of our common stock will not recognize gain or loss.  With respect to a Reverse Stock Split, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock.  The holding period of the post-effective Reverse Stock Split shares received will include the holding period of the pre-effective Reverse Stock Split shares exchanged.

Effective Date

The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Daylight Time on the July 26, 2008, with respect to shares of our Common Stock outstanding as of July 16, 2008.

AMENDEMENT AND RESTATEMENT OF ARTICLES

General

Our board of directors has approved amendments to our Restated Articles of Incorporation (the “Articles”) and the adoption of the Second Amended and Restated Articles of Incorporation (the “Amended Articles”).  The purpose of the Amended Articles is to provide for an increase in authorized capital following the Reverse Stock Split, issuance of both Common Stock and preferred stock in series as determined by the board of directors, creation of a classified board of directors, limitation of the liability of directors to the Company and the indemnification of directors and other persons, adoption of certain restrictions on calling special meetings of stockholders and nominating directors, and election to not be governed by certain provisions of Nevada law.  The following description of the Amended Articles is qualified by the text of the Amended Articles, attached hereto as Exhibit A.

Vote Required

Nevada law provides that the Amended Articles must be adopted by the board of directors in a resolution setting out the amendment proposed and declaring its advisability and call a meeting of the stockholders entitled to vote on the consideration thereof.  Section 78.320 of the Revised Nevada Statutes provides that any action required to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power.  Stockholders holding 12,516,916 shares of our outstanding Common Stock (72.0% of the Common Stock outstanding) and 40,000 shares of our outstanding Series A Preferred Stock (100.0% of the Series A Preferred Stock outstanding) have indicated that they will approve the Amended Articles by written consent on July 16, 2008.

Summary of the Amended Articles

Authorized Capital.  Our Articles presently authorize us to issue up to 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.  After the Reverse Stock Split, the authorized capital will consist of 2,500,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.  The Amended Articles authorize us to issue up to 480,000,000 shares of Common Stock and 20,000,000 shares of preferred stock.  In addition, the Amended Articles permit the issuance of Common Stock in series with such rights, preferences and limitations as the board of directors shall adopt at the time of issuance and specifically establishes the Class A Common Stock, $.001 par value per share, which has 100 votes per share.  Each share of Series A Common Stock is convertible into one undesignated share of Common Stock at the option of the Company in the event of a transfer by or termination of employment of the holder thereof.  The Amended Articles also establishes the Series A Preferred Stock, $.001 par value per share, with the same rights, preferences and limitations as presently exist with respect to the Series A Preferred Stock.  No holders of Common Stock or preferred stock have preemptive rights to acquire securities issued by the Company under either the Articles or the Amended Articles.

Board of Directors.  Our Articles provide only that the business of the Company is under the management and control of the board of directors.  Our board of directors presently consists of three persons.  The Amended Articles provide that the board of directors will consist of not less than one person or more than 15 persons, as shall be provided from time to time by resolution adopted by the board of directors.  Vacancies on the board of directors, however created, may be filled by a two-thirds of the remaining directors, whether or not they constitute a quorum.  The Amended Articles also provide for a classified board of directors, consisting of three classes, as nearly equal in size as possible.  At the first meeting of stockholders following the adoption of the Amended Articles, directors in Class I will be elected to a term of one year, directors in Class II will be elected to a term of two years, and directors of Class III will be elected to a term of three years.  Thereafter, one class of directors will be elected at each annual meeting of stockholders to serve a term of three years.  The Amended Articles, also provide that the directors may (i) designate one or more committees with powers as the board of directors shall delegate to it; (ii) approve contracts between the Company and affiliated persons; (iii) increase or decrease the number of issued and outstanding shares of Common Stock or preferred stock without increasing or decreasing the authorized and unissued shares of Common Stock or preferred stock; and (iv) adopt certain administrative amendments to the Amended Articles without approval by the stockholders of the Company.

Limitation of Personal Liability of Directors and Officers.  Nevada law permits a corporation to adopt provisions limiting or eliminating the liability of a director or officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director unless it is proven that such breach arises from an act or omission which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed.  Our Articles do not provide for a limitation of director or officer liability.  The Amended Articles provide for limitation to the maximum extent permitted by Nevada law.

Indemnification.  Nevada law permits a corporation to indemnify persons that are made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of a corporation or are serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise from any expenses, judgments, fines, and amounts paid in settlement incurred by him.  Nevada law also permits a corporation to advance funds for expenses upon receipt of an undertaking by or on behalf of the indemnified person to repay the amount if it is determined that he is not entitled to indemnity.  Our Articles do not provide for indemnity of officers, directors or other person.  The Amended Articles provide for indemnity to the maximum extent permitted by Nevada law.

Stockholder Voting.  Stockholders are not permitted to cumulate votes for directors under either the Articles or the Amended Articles.  The Amended Articles contain a provision that would restrict the ability of the stockholders from acting by written consent without the prior approval of the board of directors.  In addition, the Amended Articles provide that a special meeting of the stockholders may be called only by the board of directors or a committee specifically authorized by the board of directors to call a special meeting.  There is no similar provision in the Articles and a special meeting may be called by stockholders holding 10% of the outstanding shares entitled to vote at such meeting.

Stockholder Nominations and Proposals.  The Amended Articles provide that notice of any nomination by stockholders of a person for election to the board of directors or proposal by a stockholder of business to be conducted by the corporation at a meeting of the stockholders must be delivered in writing to the Company not less than 30 days nor more than 60 days prior to the meeting (or if we give less than 40 days notice of such meeting, within 10 days following the date we provide notice of such meeting).  A nomination by a stockholder of a person to be elected to the board of directors must contain (i) the name, age, business address, and residence addresses (if known) of the nominee; (ii) the principal occupation of such nominee; and (iii) the number of shares of stock beneficially owned by such nominee.  A proposal for new business must contain (i) a brief description and the reason for conducting such business at the meeting; (ii) the name and address of the stockholder making the proposal; (iii) the class and number of shares beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such matter.  There is no similar limitation in the Articles.

Exclusions of Certain Provisions of Nevada Law.  Nevada law establishes limitations on the voting rights of and combinations with interested stockholders.  Any person that acquires more than 10% of the outstanding voting power of the Company is considered an “interested stockholder”.  The shares owned by an interested stockholder may not be voted and the Company may not combine with any person that is owned or controlled by an interested stockholder unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); (iii) the transaction is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, and (iv) the interested stockholders satisfy certain fair value requirements. A Nevada corporation may elect not to be subject to these statutes with appropriate provisions in its articles of incorporation.  Our present Articles have not opted out of these limitations.  The Amended Articles would elect to not be subject to these limitations.

Amendment.  Our Articles may be amended by a majority of the board of directors and a majority of the outstanding voting interests.  The Amended Articles require the approval of two-thirds of the entire board of directors and 75% of the outstanding voting interests to adopt most amendments but provide that the board of directors may adopt amendments to change our name, change the registered agent and office, correct errors and omissions, and adopt for the benefit of the Company, any stockholder or any director the benefits available under changes in Nevada corporate law after July 16, 2008.  The vote of a majority of the outstanding shares of a class is required to amend the Articles or the Amended Articles if the amendment would reduce the rights of the class.

AMENDED AND RESTATED BYLAWS

General

Our board of directors has approved amendments to our Restated Bylaws (the “Bylaws”) and the adoption of the Second Amended and Restated Bylaws (the “Amended Bylaws”), subject to approval by the holders of a majority of the outstanding Common Stock and all of the outstanding Preferred Stock.  The following description of the Amended Articles is qualified by the text of the Amended Articles, attached hereto as Exhibit B.

Vote Required

The Amended Bylaws may be adopted by the board of directors without the approval of the Common Stock or the Preferred Stock.  However, the board of directors has made the adoption of the Amended Bylaws subject to approval by the holders of a majority of the outstanding Common Stock and all of the outstanding Series A Preferred Stock.  The holders of 12,516,816 shares of our Common Stock (constituting 72.0% of the Common Stock outstanding) and 40,000 shares of our Series A Preferred Stock (constituting 100.0% of the Series A Preferred Stock outstanding) have indicated that they will approve the Amended Bylaws by written consent on July 16, 2008.

Summary of Amended Bylaws

Stockholders.  The Amended Bylaws provide that all meetings of the stockholders must be called by the board of directors or a committee specifically authorized by the board of directors to call meetings of the stockholders.  Notice of any meeting, stating the place, day and hour of the meeting is required to be sent to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days prior to the meeting.  A record date for determining stockholders entitled to notice of and to vote at any meeting, or stockholders entitled to receive payment of any dividend, or other purpose, may be fixed by the board of directors in advance not more than 60 days nor less than 10 days prior to the date on which the action is to be taken.  The quorum at any meeting of the stockholders is one-fourth (¼) of the outstanding shares entitled to vote at such meeting.  The board of directors (or a committee thereof) is authorized to select the management nominees for the board of directors.  If nominees are made by the board of directors (or a committee), no other nominees may be presented for election unless they are made by a stockholder in writing and delivered to the Secretary of the Company in accordance with the Amended Articles.  Likewise, new business at any new business to be considered may not be voted upon unless filed with the Secretary of the Company in accordance with the Amended Articles.

Directors.  The board of directors consists of not less than one nor more than 15 persons, divided into three classes, which are as nearly equal in size as possible.  One class is elected by the stockholders at the annual meeting of the Company each year to serve a term of three years.  No person that is more than 80 years old is eligible for election as a director.

Officers.  The officers of the Company consist of the President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom is elected by and serves as at the pleasure of the board of directors.  Each of the officers has the authority and power to perform such duties as the board of directors may determine and such powers as generally pertain to their respective offices.  No person that is more than 80 years old is eligible for election as an officer.

Amendments.  The Restated Bylaws may not be amended without the approval of 75% of the outstanding voting interests or the approval of two-thirds of the board of directors.

DEFENSES AGAINST HOSTILE TAKEOVERS

While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Amended Articles and Amended Bylaws which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Amended Articles and Amended Bylaws, copies of which are attached to this Information Statement.

The anti-takeover provisions in Nevada law, the Amended Articles and Amended Bylaws are designed to minimize our susceptibility to sudden acquisitions of control which have not been negotiated with and approved by our board of directors.  These provisions may tend to make it more difficult to remove the incumbent members of the board of directors and may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company’s stock.  In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case.  Anti-takeover provisions may discourage such purchases, particularly those of less than all of the company’s stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price.  These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful.  As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer.  These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.  Our Amended Articles authorize the issuance of up to 480,000,000 shares of Common Stock, of which only approximately 868,690 (after the Reverse Stock Split) will be outstanding and approximately 37,000,000 will be reserved in connection with the possible conversion of Series A Preferred Stock.  Our Amended Articles also authorize the issuance of up to 20,000,000 shares of serial preferred stock of which 40,000 will be outstanding.  Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition.  This preferred stock, together with authorized but unissued shares of Common Stock, could represent additional capital stock required to be purchased by an acquirer.  Issuance of such additional shares may dilute the voting interest of our stockholders.  If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.  Nevada law provides that the annual stockholder meeting may be called by a corporation’s board of directors or by such person or persons as may be authorized by a corporation’s articles of incorporation or bylaws.  Our Amended Articles and Amended Bylaws provide that stockholder meetings, whether annual or special, may be called only by our board of directors or a duly designated committee of the board of directors.  Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of the Company by preventing the call of a special meeting of stockholders.  Our Amended Articles and Amended Bylaws also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent unless the board of directors specifically authorizes action by written consent.

Classified Board of Directors and Removal of Directors.  Our Amended Articles and Amended Bylaws provide that our board of directors will be divided into three classes which shall be as nearly equal in number as possible.  The directors in each class serve for terms of three years, with the terms of one class expiring each year.  Each class currently consists of approximately one-third of the number of directors.  Each director will serve until his successor is elected and qualified.  A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors.  Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority.  The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover.  Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Removal of Directors.  Our Amended Articles and Amended Bylaws provide that a director may not be removed except for cause by the affirmative vote of the holders of 75% of the outstanding shares of capital stock entitled to vote at an election of directors.  This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of the Company through the removal of existing directors and the election of nominees to fill in the newly created vacancies.  The supermajority vote requirement would make it difficult for our stockholders to remove directors, even if the stockholders believe such removal would be beneficial.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors.  Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be established by the corporation’s articles of incorporation or bylaws.  Our Amended Articles and Amended Bylaws provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15.  The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in our board of directors.  The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of the Company through an increase in the number of our directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

Lack of Cumulative Voting. Under Nevada law, there is no cumulative voting by stockholders for the election of our directors.  The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all of the directors to be elected at that meeting, thus precluding a small group of stockholders from controlling the election of one or more representatives to our board of directors.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.  Our Amended Articles and Amended Bylaws provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting.  This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally.  Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.  In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such opposition is in their interests.  In addition, these notice provisions make it more difficult for stockholders to nominate candidates for election to the board of directors or propose new business unless it is approved by the board of directors could inhibit the ability of stockholders to bring up new business in response to recent developments.

Supermajority Voting Requirement for Amendment of Certain Provisions of the Amended Articles and Amended Bylaws.  Our Amended Articles require the approval of two-third of the board of directors and 75% of the outstanding voting interests entitled to vote to adopt an amendment.  Our Amended Bylaws may be amended only with the approval of two-thirds of the board of directors or 75% of the outstanding voting interests entitled to vote for the election of directors.  These provisions make it difficult for stockholders to change the provisions in the Amended Articles or the Amended Bylaws that prevent or discourage hostile acquisitions or tend to entrench management because any such change can be blocked by one-third of the board of directors or the holders of 25% of the outstanding voting interests.

LEGACY COMMUNICATIONS CORPORATION
2008 STOCK INCENTIVE PLAN

General

Our board of directors has approved and the holders of a majority of the outstanding Common Stock and all of the outstanding Preferred Stock have indicated their intention to approve and adopt by written consent the Legacy Communications Corporation 2008 Stock Incentive Plan (the “Stock Incentive Plan”).  The purpose of the Stock Incentive Plan is to provide deferred stock incentives to certain of our key employees and directors who contribute significantly to our long-term performance and growth.  The following description of the Stock Incentive Plan is qualified by the Stock Incentive Plan itself, attached hereto as Exhibit C.

General Provisions of the Stock Incentive Plan

The Stock Incentive Plan will be administered by the board of directors or a committee of the board of directors duly authorized and given authority by the board of directors to administer the Stock Incentive Plan (the board of directors or such designated committee as administrator of the Stock Incentive Plan shall be hereinafter referred to as the “Committee”).  The Committee will have exclusive authority to administer the Stock Incentive Plan, including without limitation, to select the employees to be granted awards under the Stock Incentive Plan, to determine the type, size and terms of the awards to be made, to determine the time when awards will be granted, and to prescribe the form of instruments evidencing awards made under the Stock Incentive Plan.  The Committee will be authorized to establish, amend and rescind any rules and regulations relating to the Stock Incentive Plan as may be necessary for efficient administration of the Stock Incentive Plan.  Any Committee action will require a majority vote of the members of the Committee.

The Committee may grant warrants, options, restricted Common Stock or convertible preferred stock, unrestricted Common Stock and convertible preferred stock, and other awards , or combinations thereof, under the Stock Incentive Plan.  An aggregate of 25,000,000 shares of Common Stock or convertible preferred stock may be issued pursuant to the Stock Incentive Plan or from the exercise of options or warrants or conversion of convertible securities issued pursuant to the Stock Incentive Plan, subject to adjustment to prevent dilution due to merger, consolidation, stock split or other recapitalization of the Company.

The Stock Incentive Plan will not affect the right or power of the Company or its stockholders to make or authorize any major corporate transaction such as a merger, dissolution or sale of assets.  If the Company is dissolved, liquidated or merged out of existence, each participant will be entitled to a benefit as though he became fully vested in all previous awards to him immediately prior to or concurrently with such dissolution, liquidation or merger.  The Committee may provide that an award will be fully exercisable, or that a share of restricted stock will be free of such restrictions upon a change in control of the Company.

The Stock Incentive Plan may be amended at any time and from time to time by the board of directors but no amendment that would impair the rights of any participant in the Stock Incentive Plan may be adopted without such participant’s consent.  The Stock Incentive Plan will terminate upon the earlier of the adoption of a resolution by the board of directors terminating the Stock Incentive Plan, or 10 years from the date of the Stock Incentive Plan’s approval by the stockholders.

Stock Options

Stock options are rights to purchase shares of Common Stock or preferred stock.  The Committee may grant stock options in its discretion under the Stock Incentive Plan.  The option price shall be determined by the Committee at the time the option is granted and shall not be less than the fair market value of such shares on the date of grant (110% of the fair market value on the date of grant in the case of incentive stock options granted to any person with more that 10% of the combined voting power of the outstanding shares).

The Committee will determine the number of shares of Common Stock or preferred stock to be subject to any option awarded. Options and warrants will not be transferable by the recipient except as provided in the option agreement or warrant.  The option period and date of exercise will be determined by the Committee and may not exceed 10 years (five years in the case of options granted to any person with more than 10% of the combined voting power of the outstanding shares).  The option of any person who dies may be exercised by his executors, administrators, heirs or distributees if done so within one year after the date of that person’s death with respect to any shares of Common Stock or preferred stock as to which the decedent could have exercised the option at the time of this death.  Upon exercise of an option, the participant may pay for the Common Stock or preferred stock so acquired in cash, with Common Stock or preferred stock (the value of which will be the fair market value at the date of exercise), in a combination of both cash and Common Stock or preferred stock, or, in the discretion of the Committee, by promissory note or cashless exercise.  For purposes of determining the amount, if any of the purchase price satisfied by payment with Common Stock or preferred stock, fair market value is the mean between the highest and lowest sales price per share of the Common Stock or preferred stock on a given day on the principal exchange upon which the stock trades or some other quotation source designated by the Committee.

Any person granted an incentive stock option under the Stock Incentive Plan who makes a disposition, within the meaning of §425(c) of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations promulgated thereunder, of any shares of Common Stock or preferred stock issued to him pursuant to his exercise of an option within two years from the date of the granting of such option or within one year after the date any shares are transferred to him pursuant to the exercise of the incentive stock option must within 10 days of the disposition notify the Company and immediately deliver to the Company any amount of federal income tax withholding required by law.

A person to whom a stock option is awarded will have no rights as a stockholder with respect to any shares of Common Stock or preferred stock issuable pursuant to the stock option until actual issuance of a stock certificate for the shares of Common Stock or preferred stock.

Restricted Stock

The Committee may in its discretion award Common Stock or preferred stock that is subject to certain restrictions on transferability.  This restricted stock issued pursuant to the Stock Incentive Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by the laws of descent and distribution, for a period of time as determined by the Committee, from the date on which the award is granted.  The Company will have the option to repurchase the shares of restricted Common Stock or preferred stock at such price as the Committee shall have fixed, in its sole discretion, when the award was made, which option will be exercisable at such times and upon the occurrence of such events as the Committee shall establish when the restricted stock award is granted.  The Company may also exercise its option to repurchase the restricted Common Stock or preferred stock if, prior to the expiration of the restricted period, the participant has not paid to the Company amounts required to be withheld pursuant to federal, state or local income tax laws.  Certificates for restricted stock will bear an appropriate legend referring to the restrictions.  A holder of restricted stock may exercise all rights of ownership incident to such stock, including the right to vote and receive dividends, subject to any limitations the Committee may impose

Tax Information

A recipient of an incentive stock option or a nonqualified stock option will not recognize income at the time of the grant of the option.  On the exercise of a nonqualified stock option, the amount by which the fair market value of the Common Stock or preferred stock on the date of exercise exceeds the option price will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by the Company.  The disposition of shares of Common Stock or preferred stock acquired upon exercise of a nonqualified option will ordinarily result in capital gain or loss.  In the case of officers who are subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the date for measuring the amount of ordinary income to be recognized upon the exercise of a nonqualified stock option will generally be six months after exercise rather than the date of exercise.

On the exercise of an option that qualifies as an “incentive stock option” within the meaning of the Code, the holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes.  However, the difference between the exercise price and the fair market value of the Common Stock or preferred stock received on the date of the exercise will be treated as an “item of tax preference” to the holder that may be subject to the alternative minimum tax.  The disposition of shares of Common Stock or preferred stock acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss.  However, if the holder disposes of shares of Common Stock or preferred stock acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Common Stock or preferred stock on the date the option was exercised over the option price (or, in certain circumstances, the gain on sale, if less).  Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares of Common Stock or preferred stock.  Any excess of the amount realized by the holder on the disqualifying disposition over the fair market of the shares of Common Stock or preferred stock on the date of exercise of the option will be capital gain.

If an incentive option is exercised through the use of Common Stock or preferred stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares of Common Stock or preferred stock and thus no gain or loss will be recognized with respect to such shares of Common Stock or preferred stock upon exercise.  However, if the previously owned shares of Common Stock or preferred stock were acquired on the exercise of an incentive stock option or other tax qualified stock option and the holding period requirements for those shares of Common Stock or preferred stock were not satisfied at the time the previously owned shares of Common Stock or preferred stock were used to exercise the incentive option, such use would constitute a disqualifying disposition of such previously owned shares of Common Stock or preferred stock resulting in the recognition of ordinary income (but, under proposed Treasury regulations, not any additional gain in capital gain) in the amount described above.

Generally, a grant of restricted stock under the Stock Incentive Plan will not result in taxable income to the employee or deduction to the Company in the year of the grant.  The value of the shares of Common Stock or preferred stock will be taxable to the employee as compensation income in the years in which the restrictions on the shares of Common Stock or preferred stock lapse.  Such value will be the fair market value of the shares of Common Stock or preferred stock on the dates the restrictions terminate, less any amount the recipient may have paid for the shares of Common Stock or preferred stock at the time of the issuance.  An employee, however, may elect to treat the fair market value of the shares of Common Stock or preferred stock on the date of such grant (less any amount paid as consideration for the shares of Common Stock or preferred stock) as compensation income in the year of the grant of restricted stock, provided the employee makes the election within thirty days after the date of the grant.  If such an election is made and the employee later forfeits the shares of Common Stock or preferred stock to the Company, the employee will not be allowed to deduct at a later date the amount he had earlier included as compensation income.  In any case, the Company will receive a deduction corresponding in amount and time to the amount of compensation included in the employee’s income in the year in which that amount is so included.

View of the board of directors

The board of directors views adoption of the Stock Incentive Plan as essential to attract and retain qualified persons as employees, officers and directors of the Company and to motivate such employees, officers and directors to exert their best efforts on behalf of the Company.  Each of the directors of the Company will be eligible to receive awards under the Stock Incentive Plan and may participate in the granting of such awards.

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
LEGACY COMMUNICATIONS CORPORATION

ARTICLE I
Name

The name of the Corporation is Legacy Communications Corporation (herein the “Corporation”).

ARTICLE II
Registered Office and Agent

The address of the Corporation’s registered office in the State of Nevada is 2533 North Carson Street, Carson City, Nevada 89706.  The name of the Corporation’s registered agent at such address is Laughlin & Associates, Inc.

ARTICLE III
Powers

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada.  The Corporation shall have all the powers of a corporation organized under the Nevada Revised Statutes.

ARTICLE IV
Term

The Corporation is to have perpetual existence.

ARTICLE V
Capital Stock

A.  Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of Common Stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine.  The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

B.  Common Stock.  The Board of Directors may issue Common Stock without designation or in one or more designated series and determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such designated series before the issuance of any shares of that designated series.  The Board of Directors shall determine the number of shares constituting each such designate series of Common Stock and each such designated series shall have a distinguishing designation.  Common Stock not designated as part of a designated series of Common Stock pursuant to this Article V(B) is referred to herein as “undesignated Common Stock”.

Each share of undesignated Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of undesignated Common Stock of the Corporation.  Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the undesignated Common Stock shall exclusively posses all voting power.  Each holder of shares of undesignated Common Stock shall be entitled to one vote for each share held by such holders.

Exhibit A - Page 1

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the undesignated Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the undesignated Common Stock, then dividends may be paid on the undesignated Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having  preference over the undesignated Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the undesignated Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

C.  Class A Common Stock.  The holders of Class A Common Stock and the holders of undesignated Common Stock shall have the respective rights and preferences set forth in this Article V(C).

(1)  Rights and Privileges.  Except as provided in these Articles, the holders of the Common Stock shall exclusively possess all voting power.  Except as otherwise provided in this Article V or as otherwise required by applicable law, all shares of Class A Common Stock and undesignated Common Stock will be identical and will entitle the holders thereof to the same rights and privileges and shall rank equally, share ratably, and be identical in all respects as to all matters.

(2)  Voting Rights.  Except as otherwise required by law: (i) the holders of outstanding shares of undesignated Common Stock will be entitled to one vote per share on all matters to be voted on by the Corporation’s shareholders; (ii) the holders of Class A Common Stock will be entitled to one hundred (100) votes per share on all matters to be voted on by the Corporation’s shareholders; and (iii) the holders of outstanding shares of undesignated Common Stock and Class A Common Stock shall vote together as a single voting group.

(3)  Payment of Dividends.  Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

(4)  Distributions in Liquidation.  In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the undesignated Common Stock and Class A Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to participate ratably on a per share basis in all distributions of the remaining assets of the Corporation available for distribution, in cash or in kind, as though all shares of Common Stock were of a single class.

(5)  Limitation on Stock Splits, Combinations or Reclassifications.

(a)  The Corporation shall not: (i) subdivide its outstanding undesignated Common Stock by stock dividend or otherwise; or (ii) combine its outstanding undesignated Common Stock into a smaller number of shares; or (iii) reclassify its outstanding undesignated Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding Class A Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding undesignated Common Stock.

Exhibit A - Page 2

(b)  The Corporation shall not: (i) subdivide its outstanding Class A Common Stock by stock dividend or otherwise; or (ii) combine its outstanding Class A Common Stock into a smaller number shares; or (iii) reclassify its outstanding Class A Common Stock (including any reclassification in connection with a merger, consolidation or other business combination in which the Corporation is the surviving corporation); unless at the same time the Corporation subdivides, combines or reclassifies, as applicable, the shares of outstanding undesignated Common Stock on the same basis as the Corporation so subdivides, combines or reclassifies the outstanding Class A Common Stock.

(6)  Conversion of Shares of Class A Common Stock Into Shares of undesignated Common Stock.

(a)  For the purposes of this Article V, the following definitions shall apply:

(i)  “Employee” means a person employed by the Corporation or by a legal entity that is controlled, directly or indirectly, by the Corporation;

(ii)  “Transfer” means any sale, transfer, gift, assignment, devise or other disposition, whether directly or indirectly, voluntarily or involuntarily or by operation of law or otherwise; and

(iii)  “Uncertificated Shares” means shares without certificates within the meaning of the Nevada Revised Statutes, as it may be amended from time to time, or any subsequent statute replacing this statute.

(b)  At the option of the Corporation: (1) outstanding shares of Class A Common Stock which are the subject of a Transfer shall be convertible into a number of shares of undesignated Common Stock equal to the number of shares of outstanding Class A Common Stock subject to the Transfer; and (2) in the event that an Employee ceases to be an Employee for any reason whatsoever, the outstanding shares of Class A Common Stock held by such Employee shall be convertible into a number of shares of undesignated Common Stock equal to the number of shares of outstanding Class A Common Stock held by such Employee.  For purposes of this Article V, the conversion of shares of Class A Common Stock as a result of a Transfer and the conversion of shares of Class A Common Stock as a result of cessation of an Employee’s status as an Employee shall both be referred to as a “Conversion Event.”

(i)  Each Conversion Event shall be effective immediately upon transmission or delivery of a written notice of conversion by the Corporation to the record holder of such shares (the “Effective Time”) at such holder’s address as it appears in the records of the Corporation.

(ii)  Each conversion of shares of Class A Common Stock into shares of undesignated Common Stock pursuant to this Article V shall be deemed to be effective upon the Effective Time and at the Effective Time the rights of the holder of the converted Class A Common Stock as such holder shall cease and the holder of the converted Class A Common Stock shall be deemed to have become the holder of record of the shares of undesignated Common Stock into which such shares of Class A Common Stock have been converted as a result of the applicable Conversion Event.

(iii)  The Board of Directors of the Corporation shall have the power to determine whether a Conversion Event has taken place with respect to any situation based upon the facts known to it.  Each shareholder shall provide such information that the Corporation may reasonably request in order to ascertain facts or circumstances relating to a Transfer or proposed Transfer or a Conversion Event or proposed Conversion Event.

(c)  Notwithstanding any other provision of this Article V, shares of Class A Common Stock sold in a public offering of the Corporation’s securities registered with the United States Securities and Exchange Commission (the “Public Offering”), regardless of the identity of the purchaser, transferee or other recipient of the disposition in the Public Offering, shall be automatically converted into a number of shares of undesignated Common Stock equal to the number of shares of Class A Common Stock sold in the Public Offering.  Such conversion of shares of Class A Common Stock into shares of undesignated Common Stock shall be deemed to be effective at such time as the holder of the Class A Common Stock who is selling such shares in a Public Offering transfers such shares for disposition in the Public Offering, at which time the rights of the holder of the converted Class A Common Stock as such holder shall cease and the holder of the converted Class A Common Stock shall be deemed to have become the holder of record of the shares of undesignated Common Stock into which such shares of Class A Common Stock have been converted as a result of the Public Offering.

Exhibit A - Page 3

(d)  The holder of shares of Class A Common Stock converted pursuant to this Article V shall promptly surrender the certificate or certificates representing the shares so converted at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of Class A Common Stock) at any time during its usual business hours, and if such shares of Class A Common Stock are Uncertificated Shares, shall promptly notify the Corporation in writing of such transfer at the principal office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class A Common Stock).

(e)  In no event shall the Corporation be liable to any such holder or any third party arising from any such conversion.

(f)  The shares of undesignated Common Stock resulting from a conversion of duly authorized, validly issued, fully paid and nonassessable shares of Class A Common Stock into shares of undesignated Common Stock pursuant to this Article V shall be duly authorized, validly issued, fully paid and nonassessable.  Any share of Class A Common Stock which is converted into a share of undesignated Common Stock pursuant to this Article V shall become an authorized but unissued share of Class A Common Stock.

(g)  The Corporation will at all times reserve and keep available out of its authorized but unissued shares of undesignated Common Stock solely for the purpose of issue upon conversion of Class A Common Stock, such number of shares of undesignated Common Stock as shall then be issuable upon the conversion of all outstanding shares of Class A Common Stock.

(h)  The issuance of certificates evidencing (or in the case of Uncertificated Shares, the provision of applicable written statements or other documents with respect to) shares of undesignated Common Stock upon conversion of shares of Class A Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion; provided, however, the Corporation shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of any certificate in (or in the case of Uncertificated Shares, the provision of applicable written statements or other documents with respect to) a name other than that of the holder of the Class A Common Stock converted.

D.  Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V(D) or any other provision of these Articles may be issued from time to time in one or more additional series.  The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The Board of Directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

E.  Series A Preferred Stock.  There shall be a series of Preferred Stock designated as “Series A Convertible Redeemable Preferred Stock,” and the number of shares constituting such series shall be 185,000 shares.  Such series is referred to herein as the “Series A Preferred Stock”.  The holders of the Series A Preferred Stock shall have the following rights and preferences:

(1)  Stated Capital; Stated Value.  The amount to be represented in stated capital at all times for each share of Series A Preferred Stock shall be $.001 per share.  The Stated Value shall equal $1.00 per share.

Exhibit A - Page 4

(2)  Dividends.  The Series A Preferred Stock shall not be entitled to receive dividends or other distributions by the Corporation except for distributions upon liquidation, dissolution or winding up as set forth in these Articles.

(3)  Liquidation Preference.  In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to stockholders, whether such assets are stated capital or surplus of any nature, shall be distributed first among the holders of Series A Preferred Stock, until the Holders of Series A Preferred Stock shall have received a liquidation preference payment (the “Liquidation Preference”) equal to the Stated Value, plus an amount equal to the product of (a) the Stated Value times (b) 12.5%.  After the payment of the Liquidation Preference has been made, the remaining assets of the Corporation, if any, available for distribution to stockholders shall be distributed in accordance with the provisions of these Articles and the rights and preferences adopted by the Board of Directors.  Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation’s assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

(4)  Voting Rights.

(a)  General.  At every meeting of the stockholders or upon any action taken by stockholders with or without a meeting, each Holder of Series A Preferred Stock shall be entitled to 200 votes in person or by proxy for each share of Series A Preferred Stock standing in his or her name on the transfer books of the Corporation; provided, however, that the aggregate votes that may be cast by any Holder or any group (as defined in Rule 13d-5 under the Exchange Act) with respect to Series A Preferred Stock held by such Holder or the members of such group shall not exceed 4.99% of the aggregate voting interest of the Series A Preferred Stock and the Common Stock then outstanding until such time as all shares of Series A Preferred Stock authorized by these Articles have been issued by the Corporation after which this proviso shall no longer apply.

(b)  Class Voting Rights.  Without the affirmative vote of the Holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting as a single class (or, if less than all shares of the Series A Preferred Stock then outstanding would be adversely affected thereby, without the affirmative vote of the Holders of at least a majority of the outstanding shares of the series so affected, voting as a separate class), the Corporation may not

(i)  amend these Articles so as to adversely affect the voting powers or other rights or preferences of shares of the Series A Preferred Stock;

(ii)  Increase the total number of shares of Series A Preferred Stock; or

(iii)  create or issue any series or class of capital stock, reclassify any authorized capital stock of the Corporation into stock of any other series or class, or increase the authorized and unissued amount of any class or series of stock that, in each case, ranks prior to the Series A Preferred Stock.

(5)  Conversion Privilege.

(a)  Right of Conversion.  Each share of Series A Preferred Stock shall be convertible by the Holder thereof after July 31, 2008 into 200 shares of Common Stock; provided, however, that (i) the Corporation has failed to (A) file its Annual Report on Form 10-KSB for the year ended December 31, 2007 on or before April 30, 2008; (B) file when due all other reports require required to be filed prior to July 1, 2008 with the Securities and Exchange Commission (the “SEC”) by issuers having a class of securities registered under Section 12(g) of the Exchange Act; (C) file a timely and adequate response to comments received from the SEC with respect to any report or registration statement filed with the SEC prior to July 31, 2008; (D) obtain a complete release from any outstanding indebtedness; (D) maintain the eligibility of its Common Stock for quotation on the Over-the-Counter Bulletin Board; (F) provide the Holders of the Series A Preferred Stock any information requested in writing within 15 days after receipt of such request; or (G) perform any other actions as are necessary to maintain the registration of the Common Stock with the SEC; (ii) such conversion ratio shall be adjusted as necessary such that the fair market value (determined in accordance with Article V(E)(5)(c)(v)) of the shares of Common Stock issued upon conversion of each share of Series A Preferred shall not exceed the Liquidation Premium on the day of conversion; and (iii) the Corporation has sufficient authorized and unissued and unreserved shares of Common Stock at the time of conversion.  The foregoing proviso sections (i) and (ii) shall not apply after all shares of Series A Preferred stock authorized by these Articles have been issued by the Corporation.

Exhibit A - Page 5

(b)  Conversion Procedure.  Any Holder of shares of Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent for the Series A Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice (a “Notice of Conversion”) to the Corporation that the Holder elects so to convert such shares of Series A Preferred Stock, specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued, and stating which provision of Article V(E)(5)(a) governs such conversion.  Within three (3) trading days after receipt of a Notice of Conversion and certificates of Series A Preferred Stock, duly endorsed or accompanied by proper instruments of transfer, the Corporation will either (i) deliver at the office of the transfer agent to the person for whose account such shares of Series A Preferred Stock were so surrendered, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a cash adjustment of any fraction of a share as hereinafter provided, (ii) notify the Holder that there are not sufficient authorized and unissued shares of Common Stock to complete such conversion, or (iii) notify the Holder of any dispute regarding the provision of Article V(E)(5)(a) governing such conversion.  Any such dispute shall be resolved within 10 trading days by binding arbitration in accordance with these Articles.  Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or person entitled to receive the Common Stock deliverable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that the Corporation shall not be required to convert any shares of Series A Preferred Stock while the stock transfer books of the Corporation are closed for any purpose, but the surrender of Series A Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books as if the surrender had been made on the date of such reopening, and the conversion shall be at the conversion rate in effect on such date.

(c)  Adjustment of Conversion Rate.  The number of shares of Common Stock and number or amount of any other securities and property as hereinafter provided into which a share of Series A Preferred Stock is convertible (the “conversion rate”) shall be subject to adjustment from time to time as follows:

(i)  In case the Corporation shall (1) subdivide its outstanding shares of Common Stock into a greater number of shares, or (2) distribute as a dividend to the holders of its Common Stock additional shares of Common Stock or securities convertible into or exchangeable for shares of its Common Stock to the holders of the Common Stock, then in either such case the conversion rate in effect immediately prior thereto shall be adjusted retroactively by multiplying the conversion rate by a fraction, (A) the numerator of which is the number of shares of Common Stock that is outstanding immediately following and after giving effect to such transaction and the denominator of which is the number of shares of Common Stock outstanding immediately prior to and before giving effect to such transaction.  An adjustment made pursuant to this subparagraph (i) shall become effective immediately on the record date of a subdivision, dividend, or distribution.

(ii)  In case the Corporation shall combine its outstanding shares of Common Stock into a lesser number of outstanding shares by any means, including but not limited to (1) the filing in the office of the Secretary of State of its incorporation, or such other state in which the Corporation is legally domiciled, of an amendment to (or amendment and restatement of) these Articles or other charter document of the Corporation, (2) a merger with or into another corporation that causes a change in the legal domicile of the Corporation, or (3) a pro rata reduction in the total number of issued and outstanding shares of Common Stock of the Corporation then in any such case the conversion rate in effect immediately prior thereto shall not be adjusted and the Holder of any shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the same number of shares of Common Stock of the Corporation after such event which such Holder would have been entitled to receive before the happening of any of the events described above.

Exhibit A - Page 6

(iii)  In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided below) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, or shall sell any shares of Common Stock at a price per share less than the current market price per share, then the conversion rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such conversion rate by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase (or issuable upon the exercise of any warrant or other rights) and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, in the event that all the shares of Common Stock offered for subscription or purchase are not delivered upon the exercise of such rights or warrants, upon the expiration of such rights or warrants the conversion rate shall be readjusted to the conversion rate which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the exercise of such rights or warrants rather than upon the number of shares of Common Stock offered for subscription or purchase (or issuable upon exercise).

(iv)  In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, cash (excluding ordinary cash dividends paid out of retained earnings of the Corporation), other assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in subparagraphs (i) and (iii) above), then in each such case the conversion rate shall be adjusted retroactively so that the same shall equal the rate determined by multiplying the conversion rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction the numerator of which shall be the current market price per share (determined as provided below) of the Common Stock on the date fixed for such determination and the denominator shall be such current market price per share of the Common Stock less the amount of cash and the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the assets, rights or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(v)  For the purpose of any computation under this Article V(E), the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days commencing with the 1st trading day before the day in question.  The closing price for each day shall be the reported last sales price regular way or, in case no such reported sale takes place on such day, the average of the reported highest closing bid and lowest closing asked prices regular way, in either case on the market on which the Common Stock trades in the following order: (1) the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading, (2) the Over the Counter Bulletin Board, or (3) in a manner established by the Board of Directors of the Corporation in good faith.  “Trading day” shall mean a day on which the market on which the market used to determine the closing price is open for the transaction of business or the reporting of trades or, if the closing price is not so determined, a day on which the New York Stock Exchange is open for the transaction of business.

Exhibit A - Page 7

(vi)  No adjustment in the conversion rate shall be required unless such adjustment would require an increase of at least 1% in such rate; provided, however, that the Corporation may make any such adjustment at its election; and provided further, that any adjustments which by reason of this subparagraph (vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Article V(E)(5) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(vii)  Whenever the conversion rate is adjusted as provided in any provision of this Article V(E)(5): (1) the Corporation shall compute the adjusted conversion rate in accordance with this Article V(E)(5) and shall prepare a certificate signed by the principal financial officer of the Corporation setting forth the adjusted conversion rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent of the Series A Preferred Stock; and (2) a notice stating that the conversion rate has been adjusted and setting forth the adjusted conversion rate shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Corporation to all record Holders of Series A Preferred Stock at then last addresses as they shall appear in the stock transfer books of the Corporation.

(d)  No Fractional Shares.  No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  If more than one certificate representing shares of Series A Preferred Stock shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.  Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation will pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the market price per share of Common Stock.

(e)  Reclassification; Consolidation; Merger or Sale of Assets.  In case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other person, any merger of another person into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each share of Series A Preferred Stock then outstanding shall be entitled to receive such securities, cash or other property as he would be entitled to receive, and shall be entitled to make such elections with respect to the manner or type of consideration to be received, as if all shares of the Series A Preferred Stock held by such Holder had been converted to shares of Common Stock of the Corporation immediately prior to such reclassification, merger, sale, transfer or share exchange, and assuming such Holder is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation, to which such sale or transfer was made or a party to such share exchange, as the case may be (“constituent person”), or an affiliate of a constituent person.  The Corporation, the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Corporation’s shares, as the case maybe, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right.  Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V(E)(5).  The above provisions shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(f)  Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding.  The Corporation shall from time to time, in accordance with the laws of the State of its incorporation, increase the authorized number of shares of Common Stock if at any time the unissued and unreserved shares of Common Stock shall not be sufficient to permit the conversion of all the then outstanding shares of Series A Preferred Stock at the conversion rate then in effect and, upon such increase, all shares of Series A Preferred Stock previously presented for conversion that have not been converted because there was not sufficient authorized and unissued shares of Common Stock when the Notice of Conversion was received by the Corporation shall be automatically converted into shares of Common Stock at the conversion rate in effect on the date of such increase in authorized and unissued and unreserved Common Stock as if the Notice of Conversion was received on such date. If any shares of Common Stock required to be reserved for purposes of conversion of the Series A Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.  If the Common Stock is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Series A Preferred Stock. The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series A Preferred Stock.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

Exhibit A - Page 8

(g)  Prior Notice of Certain Events.  If the Corporation shall (i) declare any dividend (or any other distribution) on its Common Stock, other than a dividend payable in shares of Common Stock or other securities of the Corporation, (ii) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; (iii) reclassify its Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), (iv) consolidate or merge with any person for which approval of any stockholders of the Corporation shall be required, (v) sell or transfer all or substantially all of the assets of the Corporation, (vi) engage in any other transaction in which the Common Stock or the assets of the Corporation is converted into other securities, cash or other property; (vii) file for voluntary protection from its creditors under any bankruptcy or insolvency laws or take any action to dissolve, liquidate or wind up, or (viii) have filed against it any involuntary action in bankruptcy or insolvency or seeking the dissolution, liquidation or winding up of the Corporation and such action shall not be stayed or dismissed within 90 days (each a “Default”), the Corporation shall cause to be filed with the transfer agent for the Series A Preferred Stock, and shall cause to be mailed to the Holders of record of the Series A Preferred Stock, at their last address as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(h)  Limitation on Conversion Rights.  The Corporation shall not effect any conversion under this Article V(E)(5), and a Holder of shares of Series A Preferred Stock shall not have the right to convert any Series A Preferred Stock, to the extent that after giving effect to the issuance of Common Stock upon such conversion, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates) would beneficially own in excess of 4.99% of the issued and outstanding Common Stock of the Corporation.  For purposes of this Article V(E)(5)(h), the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of all Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) the conversion of such non-converted Series A Preferred Stock beneficially owned by such Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Article V(E)(5)(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Corporation is not representing to such Holder that such calculation is in compliance with Section 13(d) of the 1934 Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith.

Exhibit A - Page 9

6.  Optional Redemption by Corporation.  The Corporation may, at its option, redeem the issued and outstanding shares of Series A Preferred Stock for (i) an amount in cash per share equal to the Liquidation Value if (i) the Corporation has failed to (A) file its Annual Report on Form 10-KSB for the year ended December 31, 2007 on or before April 30, 2008; (B) file when due all other reports require required to be filed prior to July 1, 2008 with the Securities and Exchange Commission (the “SEC”) by issuers having a class of securities registered under Section 12(g) of the Exchange Act; (C) file a timely and adequate response to comments received from the SEC with respect to any report or registration statement filed with the SEC prior to July 1, 2008; (D) obtain a complete release from any outstanding indebtedness; (D) maintain the eligibility of its Common Stock for quotation on the Over-the-Counter Bulletin Board; (F) provide the Holders of the Series A Preferred Stock any information requested in writing within 15 days after receipt of such request; or (G) perform any other actions as are necessary to maintain the registration of the Common Stock with the SEC or (ii) 1/1000th share of Common Stock in all other events.  The right of the Corporation to redeem the Series A Preferred Stock under this provision shall terminate and the Series A Preferred Stock shall become non-redeemable immediately upon the issuance of all Series A Preferred Stock authorized by these Articles.

7.  Securities Not Registered Under the Securities Act of 1933.  Neither the shares of Series A Preferred Stock nor the Common Stock issuable upon conversion thereof has been registered under the Securities Act of 1933 (the “Act”) or the laws of any state of the United States and may not be transferred without such registration or an exemption from registration.

(a)  Restrictive Legends.  Each share of Series A Preferred Stock and certificate for Common Stock issued upon the conversion of any shares of Series A Preferred Stock, and each preferred stock certificate issued upon the transfer of any such shares of Series A Preferred Stock or Common Stock (except as otherwise permitted by this Article V(E)(7)), shall be stamped or otherwise imprinted with a legend in substantially the following form:

The securities represented hereby have not been registered under the Securities Act of 1933.  Such securities may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act.

(b)  Notice of Proposed Transfer: Opinions of Counsel.  Except as provided in paragraph (c) of this Article V(E)(7), prior to any transfer of any such shares of Series A Preferred Stock, the Holder thereof will give written notice to the Corporation of such Holder’s intention to effect such transfer and to comply in all other respects with this Article V(E)(7).  Each such notice (A) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (B) shall designate counsel for the Holder giving such opinions (who may be house counsel for such Holder).  The Holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Corporation will promptly submit a copy thereof to its counsel.  If in the opinion of each such counsel the proposed transfer of such shares of Series A Preferred Stock may be effected without registration under the Act, the Corporation will promptly notify the Holder thereof and such Holder shall thereupon be entitled to transfer such shares of Series A Preferred Stock in accordance with the terms of the notice delivered by such Holder to the Corporation.  Each share of Series A Preferred Stock or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in paragraph (a) of this Article V(E)(7), unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Act.  If for any reason counsel for the Corporation (after having been furnished with the information required to be furnished by this paragraph (b)) shall fail to deliver an opinion of the Corporation, or the Corporation shall fail to notify such Holder thereof as aforesaid, within 20 days after counsel for such Holder shall have delivered its opinion to such Holder (with a copy to the Corporation), then for all purposes of these Articles the opinion of counsel for the Corporation shall be deemed to be the same as the opinion of counsel for such Holder.  If in the opinion of either or both of such counsel the proposed transfer of such shares of Series A Preferred Stock may not be effected without registration under the Act, the Corporation will promptly so notify the Holder thereof and thereafter such Holder shall not be entitled to transfer such share of Series A Preferred Stock until receipt of a further notice from the Corporation under this Article V(E)(7)(b).

Exhibit A - Page 10

(c)  Proposed Transfer to Institutions.  Notwithstanding the foregoing, any Holder of such share of Series A Preferred Stock shall be permitted to transfer any such share of Series A Preferred Stock to a limited number of Institutional Investors, provided that;

(i)  Each such institution represents in writing that it is acquiring such shares of Series A Preferred Stock for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee);

(ii)  Each such institution agrees in writing to be bound by all the restrictions on transfer of such shares of Series A Preferred Stock contained in this Article V(E)(7); and

(iii)  Such Holder delivers to the Corporation an opinion of counsel who shall be satisfactory to counsel for the Corporation, stating that such transfer may be effected without registration under the Act.

8.  Status of Acquired Shares.  Shares of Series A Preferred Stock redeemed by the Corporation pursuant to Article V(E)(6), received upon conversion pursuant to Article V(E)(5), or otherwise acquired by the Corporation will be restored to the status of authorized but unissued shares of preferred stock, without designation as to class, and may thereafter be issued, but not as shares of Series A Preferred Stock.

9.  Preemptive Rights.  The Series A Preferred is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

10. Severability of Provisions.  Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.  If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

ARTICLE VI
Preemptive Rights

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock that may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII
Directors

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which shall consist of not fewer than one (1) and nor more than 15 directors, the exact number to be determined and increased or decreased from time to time by resolution adopted by the board of directors, providing that the number of directors shall not be reduced to less than one (1).

Exhibit A - Page 11

A.  Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article VII.

B.  Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III.  The members of each class shall be elected for a term of three years and until their successors are elected and qualified.  Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year.  Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II.  At the first meeting of the board of directors of the Corporation following the adoption of these Articles, the board of directors shall designate the members of  Class I, whose term shall expire on the next following annual meeting of stockholders, the members of Class II, whose term shall expire on the second following annual meeting of stockholders, and the members of Class III, whose term shall expire on the third following annual meeting of stockholders.  Thereafter, at each succeeding annual meeting of stockholders, directors of each class shall be elected for three-year terms.  Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

C.  Increase and Reduction in Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished.  Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

D.  Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VIII.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

E.  Additional Authority of Directors.  In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(1)  Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(2)  As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

Exhibit A - Page 12

(3)  Increase or decrease the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change without correspondingly increasing or decreasing the number of authorized shares of the class or series except as otherwise provided in subparagraph (f) below, by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(4)  If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are adversely affected by the increase or decrease if these Articles specifically deny the right to vote on such an increase or decrease.

F.  Removal of Directors.  No member of the board of directors, other than such members elected by the holders of preferred stock of the Corporation, may be removed except for cause (which shall be limited to a breach of such directors’ fiduciary duties or failure to attend more than 75% of the meetings of the board of directors held during the term of such director) and with the affirmative vote of 75% of the outstanding common stock and preferred stock entitled to vote on the election of directors.

ARTICLE VIII
Indemnification

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding.  Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VIII.  Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.  The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE IX
Limitations on Directors’ Liability

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.  If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Exhibit A - Page 13

ARTICLE X
Meetings of Stockholders; Cumulative Voting

A.  Prohibition against Written Consent.  No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B.  Call of Special Meetings of Stockholders.  Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

ARTICLE XI
Notice for Nominations and Proposals

A.  Nominations for Directors.  Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than 60 days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.  Notice of Proposals by Stockholders.  Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.  Authority to Disregard Notices from Stockholders.  The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE XII
Statutory Elections

A.  Election not to be governed by NRS 78.378 to 78.3793 inclusive.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

B.  Election not to be governed by NRS 78.411 to 78.444 inclusive.  The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

Exhibit A - Page 14

ARTICLE XIII
Amendment

Any amendment to these Articles shall require the affirmative vote of two-thirds of the number of directors then constituting the full board of directors and 75% of the outstanding voting interests entitled to vote for the election of directors except that the an amendment to these Articles providing no more than the following changes may be adopted by the affirmative vote of two-thirds of the number of directors constituting a full board of directors without the approval of the stockholders, and the stockholders authorize any officer to certify that such amendments have been adopted by the affirmative vote of 100% of the issued and outstanding capital stock of the Corporation:

A.  Any amendment to change the name of the Corporation to any name deemed appropriate by the board of directors and that complies with the laws of the State of Nevada.

B.  Any amendment to change the registered agent of the Corporation or the registered office of the Corporation in the State of Nevada.

C.  Any amendment to designate a series of Common Stock or a class or series of preferred stock.

D.  Any amendment necessary to correct clerical or typographical errors or omissions from these Articles.

E.  Any other amendment that is administrative in purpose and does not adversely affect the rights of the Corporation, any shareholder, or any director or necessary or, in the discretion of the board of directors, appropriate to obtain for the Corporation, any shareholder or any director the benefit of a change in laws after the date these Articles are adopted.

Exhibit A - Page 15

Exhibit B

Legacy Communications Corporation

A Nevada Corporation

BY LAWS

ARTICLE I
Principal Executive Office

The principal office of the Corporation shall be located 210 North 1000 East, St. George, Utah.  The Board of Directors shall have the power and discretion to change from time to time the location of the principal office of the Corporation.

ARTICLE II
Stockholders

SECTION 1.        Place of Meetings.  All annual and special meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place within or without the State of Nevad as the board of directors may determine and as designated in the notice of such meeting.

SECTION 2.       Annual Meeting.  A meetings of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

SECTION 3.       Special Meetings. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the By Laws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

SECTION 4.       Conduct of Meetings.  Annual and special meetings shall be conducted in accordance with these By Laws or as otherwise prescribed by the board of directors.  The chairman or the chief executive officer of the Corporation shall preside at such meetings.

SECTION 5.       Notice of Meeting.  Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be mailed by the secretary or the officer performing his duties, not less than 10 days nor more than 60 days before the meeting to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6, with postage thereon prepaid.  If a stockholder be present at a meeting, or in writing waive notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary.  When any stockholders’ meeting, either annual or special, is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty days or of the business to be transacted at such adjourned meeting, other than an announcement at the meeting at which such adjournment is taken.

SECTION 6.       Fixing of Record Date.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of stockholders.  Such date in any case shall be not more than 60 days, and in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

Exhibit B - Page 1

SECTION 7.       Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least 10 days before each meeting of stockholders, a complete record of the stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each.  The record, for a period of 10 days before such meeting, shall be kept on file at the principal executive office of the Corporation, whether within or outside the State of Texas, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours.  Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for any purpose germane to the meeting during the whole time of the meeting.  The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of stockholders.

SECTION 8.       Quorum.  One-fourth of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.  If less than one-fourth of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 9.       Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact.  Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors.  No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

SECTION 10.     Voting.  At each election for directors every stockholder entitled to vote at such election shall be entitled to one vote for each share of stock held.  Unless otherwise provided by the Articles of Incorporation, by statute, or by these By Laws, a majority of those votes cast by stockholders at a lawful meeting shall be sufficient to pass on a transaction or matter, except in the election of directors, which election shall be determined by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

SECTION 11.     Voting of Shares in the Name of Two or More Persons.  When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled.  In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

SECTION 12.     Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the By Laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

SECTION 13.     Inspectors of Election.  In advance of any meeting of stockholders, the chairman of the board or the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof.  The number of inspectors shall be either one or three.  If the board of directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting.  If inspectors of election are not so appointed, the chairman of the board may make such appointment at the meeting.  In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment in advance of the meeting or at the meeting by the chairman of the board or the president.

Exhibit B - Page 2

Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the  meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 14.       Nominating Committee.  The board of directors or a committee appointed by the board of directors shall act as nominating committee for selecting the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting.  Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 15.       New Business.  Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as provided in the Corporation’s Articles of Incorporation.

ARTICLE III
Board of Directors

SECTION 1.       General Powers.  The business and affairs of the Corporation shall be under the direction of its board of directors.  The chairman shall preside at all meetings of the board of directors.

SECTION 2.        Number, Term and Election.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified.  The board of directors shall be classified in accordance with the provisions of Section 3 of this Article III.

SECTION 3.        Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III.  The members of each class shall be elected for a term of three years and until their successors are elected and qualified.  Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year.  Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II.  At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter.  Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms.  Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

Exhibit B - Page 3

Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished.  Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article III.  Notwithstanding the foregoing, and except as otherwise may be required By Law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

SECTION 4.       Regular Meetings.  A regular meeting of the board of directors shall be held at such time and place as shall be determined by resolution of the board of directors without other notice than such resolution.

SECTION 5.       Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman, the chief executive officer or one-third of the directors.  The person calling the special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by such persons.

Members of the board of the directors may participate in special meetings by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other.  Such participation shall constitute presence in person.

SECTION 6.       Notice.  Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telegram or at least seven days previous thereto delivered by mail at the address at which the director is most likely to be reached.  Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent by telegram.  Any director may waive notice of any meeting by a writing filed with the secretary.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 7.       Quorum.  A majority of the number of directors fixed by Section 2 shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time.  Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this Article III.

SECTION 8.       Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these By Laws, the Articles of Incorporation, or the Nevada Revised Statutes.

SECTION 9.       Action Without a Meeting.  Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

SECTION 10.     Resignation.  Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the chairman.  Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the chairman.

SECTION 11.     Vacancies.  Any vacancy occurring on the board of directors shall be filled in accordance with the provisions of the Corporation’s Articles of Incorporation.  Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of two-thirds of the directors then in office or by election at an annual meeting or at a special meeting of the stockholders held for that purpose.  The term of such director shall be in accordance with the provisions of the Corporation’s Articles of Incorporation.

Exhibit B - Page 4

SECTION 12.       Removal of Directors.  Any director or the entire board of directors may be removed only in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 13.       Compensation.  Directors, as such, may receive compensation for service on the board of directors.  Members of either standing or special committees may be allowed such compensation as the board of directors may determine.

SECTION 14.      Age Limitation.  No person 80 years or more of age shall be eligible for election, reelection, appointment or reappointment to the board of the Corporation.  No director shall serve as such beyond the annual meeting of the Corporation immediately following the director becoming 80 years of age.  This age limitation does not apply to an advisory director.

ARTICLE IV
Committees of the Board of Directors

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof.  Each committee shall consist of one or more directors of the Corporation appointed by the chairman.  The chairman may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

The chairman shall have power at any time to change the members of, to fill vacancies in, and to discharge any committee of the board.  Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation.  Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.  Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

ARTICLE V
Officers

SECTION 1.        Positions.  The officers of the Corporation shall be a chairman, a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors.  The board of directors may designate one or more vice presidents as executive vice president or senior vice president.  The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require.  The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine.  In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

SECTION 2.        Election and Term of Office.  The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders.  If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible.  Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  Election or appointment of an officer, employee or agent shall not of itself create contract rights.  The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

SECTION 3.        Removal.  Any officer may be removed by vote of two-thirds of the board of directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

Exhibit B - Page 5

SECTION 4.       Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

SECTION 5.       Remuneration.  The remuneration of the officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

SECTION 6.      Age Limitation.  No person 80 or more years of age shall be eligible for election, reelection, appointment or reappointment as an officer of the Corporation.  No officer shall serve beyond the annual meeting of the Corporation immediately following the officer becoming 80 or more years of age.

ARTICLE VI
Contracts, Loans, Checks and Deposits

SECTION 1.      Contracts.  To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation’s Articles of Incorporation or these By Laws with respect to certificates for shares, the board of directors or the executive committee may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation.  Such authority may be general or confined to specific instances.

SECTION 2.       Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors.  Such authority may be general or confined to specific instances.

SECTION 3.      Checks, Drafts, Etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner, including in facsimile form, as shall from time to time be determined by resolution of the board of directors.

SECTION 4.       Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.

ARTICLE VII
Certificates for Shares and Their Transfer

SECTION 1.       Certificates for Shares.  The shares of the Corporation shall be represented by certificates signed by the chairman of the board of directors or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.  Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

SECTION 2.       Form of Share Certificates.  All certificates representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

Each certificate representing shares shall state upon the face thereof:  that the Corporation is organized under the laws of the State of Nevad; the name of the person to whom issued; the number and class of shares, the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value.  Other matters in regard to the form of the certificates shall be determined by the board of directors.

SECTION 3.       Payment for Shares.  No certificate shall be issued for any share until such share is fully paid.

Exhibit B - Page 6

SECTION 4.       Form of Payment for Shares.  The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 5.       Transfer of Shares.  Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books.  Authority for such transfer shall be given only to the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation.  Such transfer shall be made only on surrender for cancellation of the certificate for such shares.  The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 6.       Lost Certificates.  The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

ARTICLE VIII
Fiscal Year; Annual Audit

The fiscal year of the Corporation shall end on the last day of December of each year.  The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors.

ARTICLE IX
Dividends

Dividends upon the stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property or in the Corporation’s own stock.

ARTICLE X
Corporation Seal

The corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.

ARTICLE XI
Amendments

In accordance with the Corporation’s Articles of Incorporation, these By Laws may be repealed, altered, amended or rescinded by the stockholders of the Corporation only by vote of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting).  In addition, the board of directors may repeal, alter, amend or rescind these By Laws by vote of two-thirds of the board of directors at a legal meeting held in accordance with the provisions of these By Laws.

Exhibit B - Page 7

Exhibit C

LEGACY COMMUNICATIONS CORPORATION

2008 DIRECTORS, OFFICERS, EMPLOYEES AND CONSULTANTS
STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1.  PURPOSE OF THE PLAN.

The 2008 Directors, Officers, Employees and Consultants Stock Option, Stock Warrant and Stock Award Plan (“Plan”) is hereby adopted to maintain the ability of Legacy Communications Corporation, a Nevada corporation (the “Company”) and its subsidiaries to attract and retain highly qualified and experienced directors, officers employees and consultants and to give such directors, officers, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries.  In addition the Plan is intended to encourage ownership of common stock, $.001 par value of the Company by the directors, officers, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business.  The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their compensation, bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, officers, employees and consultants with the stockholders.  Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock.  As provided in the designation described in Section 7. employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as “Participants.”  As used in this Plan, the term “Affiliates” means any “parent corporation” of the Company and any “subsidiary corporation” of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

(a)  Composition of Committee.  The Plan shall be administered by the Board of Directors of the Company (the “Board”) unless, and until, a Compensation Committee of the Board, or a subcommittee thereof, any successor thereto or such other committee or subcommittee, shall be designated by the Board to administer the Plan.  When acting in such capacity, the Board is herein referred to as the “Committee,” which shall also designate the Chairman of the Committee.  If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission (“Commission”) pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”), no director shall serve as a member of the Committee unless he or she is a “disinterested person” within the meaning of such Rule 16b-3.

(b)  Committee Action.  The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members.  Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

(c)  Committee Expenses.  All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3.  SECURITIES RESERVED FOR THE PLAN.

Subject to adjustment as provided in Section 5(d)(xiii) hereof, the aggregate number of securities that may be issued under the Plan is 25,000,000 shares of common stock, warrants, options, preferred stock or any combination thereof. The shares of common stock subject to the Plan shall consist of authorized but unissued shares of common stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

Exhibit C - Page 1

Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of common stock that may be issued or optioned under the Plan will be increased.  The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of common stock of the Company.  Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4.  ELIGIBILITY.

The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

(a)  Committee Discretion.  The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of common stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of common stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b)  Stockholder Approval.  All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Nevada, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

(c)  Limitation on Incentive Stock Options and Warrants.  The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the common stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $3,000,000.

(d)  Terms and Conditions.  Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i)  Option or Warrant Period.  The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed 10 years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than 10 years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than 10 years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate (“Ten Percent Stockholder”), such period shall not exceed five years from the date of grant.

Exhibit C - Page 2

(ii)  Option or Warrant Price.  The purchase price of each share of common stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of common stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of common stock on the date the option or warrant is granted. The purchase price of each share of common stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted or at such other price as the Committee in its sole discretion shall determine.  At the time a determination of the fair market value of a share of common stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

(iii)  Exercise Period.  The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

(iv)  Procedure for Exercise.  Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement .. As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

(v)  Termination of Employment.  If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as “for cause”), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment.  Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

(vi)  Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

Exhibit C - Page 3

(vii)  Assignability.  An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

(viii)  Incentive Stock Options.  Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

(ix)  Restricted Stock Awards.  Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A)  Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.  Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in common stock or other property shall also be subject to the same restrictions.

(B)  Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient common stock certificates evidencing such stock. Restricted stock and any common stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(x) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

(A) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted common stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of common stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

Exhibit C - Page 4

(B) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted common stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the common stock for the calendar month during which the subject services were provided.

(xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause (d) above.

(xii) Extraordinary Corporate Transactions.  The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of common stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of common stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of common stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of common stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

(xiii) Changes in Company's Capital Structure. If the outstanding shares of common stock or other securities of the Company, or both, for which the option or warrant is then exercisable or is issuable upon conversion of preferred stock at any time be changed or exchanged by declaration of a stock dividend, stock split, reclassification of shares into a greater number (but not smaller number), recapitalization, or reorganization, the number and kind of shares of common stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option, warrant or preferred stock.

(xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than common stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of common stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

Exhibit C - Page 5

SECTION 6. RELINQUISHMENT OF OPTIONS OR WARRANTS.

(a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment.  Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

(i)  That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of common stock to be determined in accordance with the following provisions of this clause (i):

(A)  The written notice of exercise of such right of relinquishment shall state the percentage of the total number of shares of common stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

(B)  The number of shares of common stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

(C)  For the purpose of this clause (C), “Appreciated Value” means the excess, if any, of (x) the total current market value of the shares of common stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

(ii)  That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

(iii)  That the “current market value” of a share of common stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

(iv)  That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

Exhibit C - Page 6

(b)  The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act (“Covered Participant”) shall not be entitled to receive shares of common stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release (“Window Period”). A Covered Participant shall be entitled to receive shares of common stock upon the relinquishment of options or warrants outside a Window Period.

(c)  The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of common stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of common stock.

(d)  Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

(e)  Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

(f)  No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than “for cause.”

SECTION 7. GRANT OF CONVERTIBLE PREFERRED STOCK.

(a)  Committee Discretion.  The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of common stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(b)  Terms and Conditions.  Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

(i)  Conversion Ratio.  The number of shares of common stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of common stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

At the time a determination of the fair market value of a share of common stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

Exhibit C - Page 7

(ii)  Conversion Period.  The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

(iii)  Procedure for Conversion.  Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement. As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

(iv)  Termination of Employment.  If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as “for cause”), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

(v)  Disability or Death of Participant.  In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

(vi)  Assignability.  Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

(vii)  Restricted Stock Awards.  Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

(A) Awards of restricted preferred stock may be in addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the “Restriction Period”), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a “change in control” of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a “change in control” of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in common stock or other property shall also be subject to the same restrictions.

Exhibit C - Page 8

(B) Restricted preferred stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient common stock certificates evidencing such stock. Restricted preferred stock and any common stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

(x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

(A) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted common stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of common stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

(B) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2004, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted common stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the common stock for the calendar month during which the subject services were provided.

(xi)  No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

(xii)  Extraordinary Corporate Transactions.  The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of common stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the common stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a “Fundamental Change”), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of common stock upon conversion of such preferred stock, in lieu of the number of shares of common stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of common stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of common stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a “Corporate Change”), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

Exhibit C - Page 9

(xiii)  Changes in Company's Capital Structure.  If the outstanding shares of common stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of common stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

(xiv)  Acceleration of Conversion of Preferred Stock.  Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than common stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of common stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION.

The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT.

Unless the options, warrants, shares of convertible preferred stock and shares of common stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11. TAXES.

(a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

Exhibit C - Page 10

(b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of common stock, or by delivering previously owned shares of common stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined (“Tax Date”). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of common stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK.

The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of common stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the common stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT.

Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

(a)  The Non-Issuance of Shares.  The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)  Tax Consequences.  Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15.  EFFECTIVENESS AND EXPIRATION OF PLAN.

The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire 10 years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16.  NON-EXCLUSIVITY OF THE PLAN.

Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17.  GOVERNING LAW.

This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18.  CASHLESS EXERCISE.

The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

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